Exhibit 10.2

CORAUTUS GENETICS INC.

SUBSCRIPTION AGREEMENT

* * * INSTRUCTIONS * * *

1.	CAREFULLY READ THIS SUBSCRIPTION AGREEMENT AND ASK QUESTIONS IF THERE IS ANYTHING IN THIS AGREEMENT THAT YOU DO NOT UNDERSTAND.

2.	COMPLETE THE INFORMATION ON THIS PAGE.

3.	SIGN AND DATE THIS AGREEMENT ON PAGE 5.

4.	CHECK THE BOX AND INSERT YOUR INITIALS AND SOCIAL SECURITY NUMBER ON PAGE 6 IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. INSERT YOUR INITIALS AND SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON PAGE 6 IF YOU ARE SUBJECT TO BACKUP WITHHOLDING

5.	SIGN AND DATE THE INSIDER TRADING PROGRAM-PRE CLEARANCE CHECKLIST ON PAGE 7.

6.	MAKE YOUR CHECK PAYABLE TO “CORAUTUS GENETICS INC.” AND RETURN IT AND THIS AGREEMENT TO THE COMPANY, IN THE ENCLOSED, FEDERAL EXPRESS ENVELOPE. ADDITIONALLY, PLEASE FAX A SIGNED COPY OF THIS AGREEMENT TO (404) 527-4198, ATTENTION: ANDREW SURDYKOWSKI, AS SOON AS COMPLETED.

Name of Investor: _____________________________________ Date: _______________________

Total Subscription Price:________________ Total Subscription Shares (at $ per share): ____________

CORRESPONDENCE ADDRESS:

_____________________________________________________________________

Street

_____________________________________________________________________

City                                                                  State                                  Zip Code

INVESTOR’S TELEPHONE NUMBERS:	HOME ( ) -

BUSINESS ( ) -

TERMS OF SUBSCRIPTION

THIS SUBSCRIPTION AGREEMENT is made and entered into between Corautus Genetics Inc., a Delaware corporation (the “Company”), and the person executing this Agreement as the investor (the “Investor”). By executing this Agreement, the Investor acknowledges that he understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with its obligations under applicable securities laws.

1. General. This Agreement sets forth the terms under which Investor will invest in the Company. This subscription is one of a limited number of such subscriptions for Common Stock of the Company (the “Common Stock”) offered by the Company to a limited number of qualified investors in quantities of up to 25,000 shares per Investor and at a price of $5.50 per share. Execution of this Agreement by the Investor shall constitute an offer by the Investor to subscribe for the aggregate purchase amount of Common Stock of the Company set forth herein on the terms and conditions specified herein. The Company shall have the right to reject any such subscription offer, or, by executing a copy of this Agreement, to accept such offer as to all, or, if otherwise indicated by the Company, less than all, of the Common Stock specified by Investor herein. If the Investor’s offer is accepted, the Company will execute a copy of this Agreement and return it to Investor.

2. Subscription Amount and Payment. The Investor delivers herewith to the Company the Total Subscription Price shown on the first page hereof. The Common Stock is offered directly by the Company on a “best efforts” basis.

3. Investor’s Representation and Warranties.

a. Investor represents and warrants that he is a resident of the state of his address shown on the first page hereof.

b. Investor represents that Investor is acquiring the Common Stock for investment for his own account with no present intent to directly or indirectly resell, transfer, distribute or participate in a distribution of the Common Stock or any portion thereof.

c. Investor understands and acknowledges that the Common Stock has not been registered for sale under the United States Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws and that the Common Stock will be issued and sold by the Company in reliance upon exemptions from the registration requirements of such acts. Accordingly, the undersigned understands and agrees that for a period of at least two years from the date of issuance of the Common Stock, (i) stop-transfer instructions will be noted on the appropriate records of the Company; (ii) the Company shall have a right of first refusal as described in Section 5 herein; and (iii) there will be maintained on the certificate(s) evidencing the Common Stock, or any substitutions therefore, a legend reading substantially as follows:

THE STOCK EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED FOR SALE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER STATE SECURITIES LAWS AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE STOCK HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR (II) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE, AS MAY BE SATISFACTORY TO

THE COMPANY THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

Any assignment or endorsement of the certificate(s) representing the Common Stock which is in violation of the restrictions on transfer provided above will not be recognized by the Company nor will any assignee or endorsee of such Common Stock be recognized as the owner thereof by the Company.

Investor understands that the Company is under no obligation to register the Common Stock under the Act or any state securities laws or to take any other action necessary to comply with an available exemption or regulation under any such acts (including Rule 144 under the Act) in order to permit the undersigned to sell, transfer or otherwise dispose of the Common Stock. Accordingly, Investor recognizes that the Common Stock will not be freely transferable and understands and acknowledges that the undersigned must continue to bear the economic risk of the investment in the Common Stock for an indefinite period.

d. Investor represents and warrants that Investor is able to bear the economic risk of losing Investor’s entire investment in the Company, which is not disproportionate to Investor’s net worth, and that Investor has adequate means of providing for Investor’s current needs and personal contingencies without regard to the investment in the Company.

e. Investor represents that Investor is not acquiring the Common Stock based upon any representation, oral or written, by the Company or any representative of the Company with respect to the future value of, income from, or tax consequences relating to the Common Stock but rather upon Investor’s independent examination and judgment as to the prospects of the Company. Further, Investor acknowledges that no federal or state administrative entity responsible for securities registration or enforcement has made any recommendation or endorsement of the Common Stock or any findings as to the fairness of an investment in the Common Stock.

f. Investor represents and warrants that, to the extent Investor has deemed necessary, Investor has consulted with Investor’s attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed this Agreement and all documents relating thereto on Investor’s behalf. Investor and Investor’s advisors have sufficient knowledge and experience in business and financial matters to evaluate the Company, to evaluate the risk of an investment in the Company, to make an informed investment decision with respect thereto, and to protect Investor’s interest in connection with Investor’s subscription for Common Stock, without need for the additional information which would be required to be included in more complete registration statements effective under the Act.

g. Investor acknowledges that Investor and Investor’s advisors have had an opportunity to ask questions of and to receive answers from the officers of the Company and to obtain additional information in writing to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense: (i) relative to the Company and the offering of Common Stock; and (ii) necessary to verify the accuracy of any information, documents, projections, books and records furnished. All such materials and information requested by Investor and Investor’s advisors (including information requested to verify information previously furnished) has been made available and examined by Investor and Investor’s advisors.

h. Investor understands and acknowledges that the law firm of McKenna Long & Aldridge LLP is representing the Company in connection with the offering of Common Stock, and that McKenna Long & Aldridge LLP is not representing Investor in connection with this transaction.

i. Investor represents that he is at least 21 years of age or older.

4. Indemnification. Investor shall indemnify and hold harmless the Company, its officers and directors, any corporation or entity affiliated with any of the above, the partners, officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Investor, any breach of any of his or her representations or warranties, or any failure to fulfill any of his or her covenants or agreements under this Agreement.

5. Right of First Refusal. The Investor hereby grants to the Company a right of first refusal to purchase the Common Stock acquired hereunder for a period of two years from the date of issuance of the Common Stock. In the event Investor desires to transfer such stock (“Offered Shares”), Investor shall deliver to the Company a notice specifying the number of Offered Shares. The Company shall have five (5) business days after receipt of such notice to accept or reject the purchase of the Offered Shares. In the event Company elects to purchase the Offered Shares, the purchase price shall be equal to the closing price of the Company’s Common Stock on any exchange or market (or, in the event no market exists, the fair market value as determined by the Company’s Board of Directors, in its reasonable discretion) on the date of the Investor’s notice. Upon lapse of such five day period, or upon rejection by the Company, Investor shall be free to transfer the Offered Shares for a period of 120 days following the lapse of such five day period, subject to all applicable securities laws, Company policies, and restrictions set forth herein.

6. Miscellaneous.

a. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions therein.

b. This Agreement contains the entire agreement between the parties with respect to the subject matter thereof. The provisions of this Agreement may not be modified or waived except in writing.

c. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise effect the interpretation of any term or provision hereof.

d. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. The Investor may not assign any of Investor’s rights or interests in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

e. If any part of this Agreement is held by a court of competent jurisdiction to be unenforceable, illegal or invalid, the balance of this Agreement shall remain in effect and unaffected by such unenforceability, illegality or invalidity.

SIGNATURE PAGE

Investor represents and warrants that (a) all the information contained herein is complete and accurate and contains no material omissions and may be relied upon by you, and (b) Investor will notify the Company in writing immediately of any change in any of such information which occurs prior to the Closing.

IN WITNESS WHEREOF, Investor has executed this Subscription Agreement on the date first above written.

INVESTOR:

The foregoing offer is hereby accepted by Corautus Genetics Inc., this          day of             , 2004.

CORAUTUS GENETICS INC.

By:
Name: Richard E. Otto Title: Chief Executive Officer

PAYOR’S REQUEST FOR TAX IDENTIFICATION NUMBER

To avoid withholding on any reportable payment pursuant to Section 3406(a)(1)(C) of the Internal Revenue Code, Investor must complete the Payer’s Request for Tax Identification Number below.

1. TAXPAYER IDENTIFICATION NUMBER. Enter your taxpayer identification number in the appropriate space. For most individual taxpayers, this is the social security number.

______________________________________

Taxpayer Identification Number

2. BACKUP WITHHOLDING. CHECK THE BOX if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.

             I am not subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.

NOTE: You are subject to backup withholding on reportable payments if:

(a)	You fail to furnish your taxpayer identification number to the payor; or

(b)	The Internal Revenue Service notifies the payor that you furnished an incorrect taxpayer identification number; or

(c)	You are notified that you are subject to backup withholding (under Section 3406(a)(1)(C) of the Internal Revenue Code); or

(d)	You fail to certify to the payor that you are not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

3. CERTIFICATION. Under penalties of perjury, I certify that the information provided in this Payor’s Request for Tax Identification Number is true, correct and complete.

Investor’s Initials

CORAUTUS GENETICS INC.

NOTE: NO REQUEST FOR PERMISSION TO TRADE SHALL BE CONSIDERED UNLESS THIS FORM IS COMPLETED, EXECUTED AND DELIVERED TO THE COMPLIANCE OFFICER.

INSIDER TRADING COMPLIANCE PROGRAM – PRE-CLEARANCE CHECKLIST

Individual Proposing to Trade:	___________________________________

Type and Manner of Trade:	Purchase from Company

Proposed Trade Date:	___________________________________

Number of shares of common stock to be traded:	___________________________________

Name of beneficial owner if other than yourself:	N/A

Relationship of beneficial owner to yourself:	N/A

I do not possess Material Nonpublic Information

Date: , 2004
Signature of Individual

**************

Compliance Officer to check the appropriate boxes below:

☐	Trading Window. Confirm that the trade will be made during the Company’s “trading window.”

☐	Section 16 Compliance. Confirm, if the individual is a Section 16 Insider, that the proposed trade will not give rise to any potential liability under Section 16 as a result of matched past (or intended future) transactions.

☐	Form 4. Ensure that a Form 4 has been or will be completed and will be timely filed.

☐	Prohibited Trades. Confirm, if the individual is a Section 16 Insider, that the proposed transaction is not a “short sale,” put, call or other prohibited or strongly discouraged transaction.

☐	Rule 144 Compliance. Confirm that:

•	Current public information requirement has been met (i.e., all 10-K, 10-Q and other reports during the last 12 months have been filed);

•	Shares are not restricted or, if restricted, the applicable holding period has been met;

•	Volume limitations (greater of 1% of outstanding Common Stock or average weekly trading volume last four weeks) are not exceeded (confirm the individual is not part of an aggregated group);

•	The manner of sale requirements have been met (“broker’s transaction” or directly with market maker); and

•	The Notice of Form 144 has been completed and filed.

☐	Rule 10b-5 Concerns. Confirm that (i) the individual has been reminded that trading is prohibited when in possession of any material information regarding the Company that has not been adequately disclosed to the public, (ii) the individual has discussed with the Compliance Officer any information known to the individual or the Compliance Officer which the individual believes may be material, and (iii) there are no events which have imposed a special prohibition on trading by the individual.

Date:
Signature of Compliance Officer